UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 17, 2008

FUQI INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52383	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+86 (755) 2580-1888

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 17, 2008, Fuqi International, Inc. (the “Company”) issued a press release announcing its arrangement to acquire two companies, Shanghai Tian Mei Jewelry Co. Ltd. and Beijing Yinzhong Tian Mei Jewelry Co., Ltd.

A copy of the January 17, 2008 press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated January 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2008	FUQI INTERNATIONAL, INC.

	By:	/s/ Yu Kwai Chong
	Name	Yu Kwai Chong
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 17, 2008